SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 1996

                             Alden Electronics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       Massachusetts                 1-7404                  04-2156392
----------------------------    ----------------            -------------
(State or other jurisdiction    (Commission File            (IRS Employer
of incorporation)                Number)                    Identification No.)


         40 Washington Street, Westborough, Massachusetts      01581
         ------------------------------------------------      -----
            (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: 508-366-8851


                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.
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     As previously disclosed, Alden Electronics, Inc. (the "Registrant") entered into an Asset Purchase Agreement (the "Agreement") on December 19, 1996 to sell substantially all of its assets (other than its real property and certain other excluded assets) to Alden Electronics, Inc., a Delaware corporation (the "Acquisition Company") (the "Transaction"). The purchase price for the assets is $250,000 (the "Money Purchase Price") and assumption by the Acquisition Company of substantially all of the liabilities and obligations of the Registrant relating to the Registrant's business (other than certain excluded liabilities). The Money Purchase Price will be paid $125,000 at closing and $125,000 by execution and delivery of the Acquisition Company's promissory note payable in twelve equal monthly installments, with interest.

     As part of the Transaction, (i) the Acquisition Company and the Registrant will enter into a Lease Agreement whereby the Acquisition Company will lease from the Registrant a portion of the Registrant's real property located in Westborough, Massachusetts for a period of twelve (12) months following the closing at a rental rate of $10,000 per month, triple net; (ii) the Acquisition Company will grant, pursuant to a Security Agreement, a security interest in all of the assets of the Acquisition Company to secure the Acquisition Company's obligations under the Agreement; (iii) the Acquisition Company will, during the two (2) years following the closing, maintain certain specified levels of minimum working capital; (iv) the Acquisition Company will cause Thomas T. Gores, the principal of the Acquisition Company, to execute and deliver to the Registrant a personal guaranty of certain obligations of the Acquisition Company for a period of two (2) years and in an amount not to exceed $700,000; and (v) the Acquisition Company will, from and after the closing for a period of 24 months, provide certain administrative services to the Registrant.

     The closing of the Transaction is expected to occur on or before February 15, 1997, and is subject to the satisfaction of various conditions, including without limitation, approval of the Transaction by the Class B Common Stockholders of the Registrant.

     The Registrant was notified by NASDAQ on January 6, 1997 that its Class A Common Stock will be delisted from The NASDAQ Small Cap Market, effective with the close of business on January 13, 1997.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

     A listing of Exhibits filed as part of this Form 8-K is included on page 4 hereof.


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

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALDEN ELECTRONICS, INC.


Date:  January 9, 1997              By: /s/ Robert J. Wentworth
                                        -----------------------
                                        Robert J. Wentworth, President
                                        and Chief Operating Officer


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


                           List and Index of Exhibits
                           --------------------------

                                                             Filed with this
Item                                                         Form 8-K at
Numbers               Description                            Page Indicated
-------               -----------                            --------------


  10                  Asset Purchase Agreement
                      dated December 19, 1996.                   5


  20                  Information Statement
                      dated January 8, 1997
                      Furnished to Registrant's
                      Stockholders                              44



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